Earnings per share	12 Months Ended
Jun. 30, 2018
Profit per share attributable to equity holders of the parent for the year (Note 28):
Earnings per share
28.	Earnings per share

(a)	Basic

Basic earnings per share amounts are calculated in accordance with IAS 33 "Earning per share" by dividing the profit attributable to equity holders of the Group by the weighted average number of ordinary shares outstanding during the year (Note 16).

On December 18, 2012, the Superintendence of Corporations registered an amendment to the Company’s by-laws whereby it increased the nominal value of its shares from Ps. 0.1 to Ps. 1 each. This amendment, which was notified through the CNV, was registered under number 20,264 of Stock Companies Book 62 T°. Furthermore, the CNV has admitted the shares indicated above for listing in the Stock Exchange.

	06.30.18	06.30.17	06.30.16
Profit attributable to equity holders of the Parent	15,099,936	3,260,476	11,821,280
Weighted average number of ordinary shares in issue (thousands)	126,014	126,014	126,014
Basic earnings per share	119.83	25.87	93.81

As mentioned in Note 16, the nominal value of shares increased from Ps. 0.1 to Ps. 1 per share. The number of shares, prices and any other information per share included in these Financial Statements for all of these periods have adjusted retroactively to reflect the change from Ps. 0.1 to Ps. 1.

(b)	Diluted

Diluted earnings per share amounts are calculated by adjusting the weighted average number of ordinary shares outstanding to assume conversion of all dilutive potential shares. As of June 30, 2018, 2016 and 2016, the Group has no convertible instruments. The diluted earnings per share is equal to basic earnings per share.